UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

February 5, 2015

Date of Report

(Date of earliest event reported)

Corporate Resource Services, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-36060	80-0551965
(State or other jurisdiction	(Commission	(IRS Employer Identification No.)
of incorporation)	File Number)

160 Broadway 13th Floor, New York, NY 10038

(Address of principal executive offices and zip code)

(646) 443-2380
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 5, 2015, Messrs. Thomas Clarke, Sylvan Holzer and Larry Melby, the members of the Audit Committee of the Board of Directors of Corporate Resource Services, Inc. (the “Company”), each submitted his resignation as a member of the Board of Directors and Audit Committee of the Company effective on such date.

Each of the resignation letters indicated that the former director first learned of the previously reported unpaid federal payroll tax liability of TS Employment, Inc. (“TSE”) and related problems on January 29, 2015. The letters indicated that the Audit Committee immediately commenced work to understand the applicable facts and circumstances and to take all appropriate action, including, commencing an independent investigation as to all pertinent matters. The Audit Committee immediately notified management of its intentions and engaged independent counsel to conduct an investigation under the Audit Committee’s direction.

The letter reported that on February 5, 2014 Wells Fargo, which has sole control of the Company’s financing, notified the Audit Committee that it refuses to provide any funding for the Audit Committee’s investigation or to allow any Company funds at all to be used for an investigation. The letter also reported that management of the Company advised the Audit Committee that there is no other funding available for such investigation.

The three members of the Audit Committee indicated that based on their inability to obtain funding to conduct the necessary investigation and other concerns about the situation, including the related party relationships between the Company and TSE, they were resigning from the Board of Directors and its committees.

The Company provided Messrs. Clarke, Holzer and Melby with a copies of the disclosure set forth in this Item 5.02 and has requested that each of them furnish the Company with a letter addressed to the SEC stating whether or not they agree with the statements made herein, each as required by applicable SEC rules.

The resignation letters of Messrs. Clarke, Holzer and Melby are provided as Exhibits to this Current Report on Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.	Description

99.1	Resignation letter dated February 5, 2015 received from Thomas J. Clarke, Jr.

99.2	Resignation letter dated February 5, 2015 received from Sylvan Holzer.

99.3	Resignation letter dated February 5, 2015 received from Larry Melby.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Corporate Resource Services, Inc.
Date: February 10, 2015

	By	/s/ John P. Messina, Sr.
Name: John P. Messina, Sr.
Title: Chief Executive Officer